EXHIBIT 99.2

                             JOINT FILING AGREEMENT


         In accordance with Rule 16a-3(j) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of Forms 3, 4 and 5 and all amendments thereto with respect to the common stock, par value $.01 per share, of Wilsons The Leather Experts, Inc. beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 20th day of June, 2007.




                               QUAKER CAPITAL MANAGEMENT CORPORATION

                               /s/ Mark G. Schoeppner
                               -------------------------------------------------
                               Name: Mark G. Schoeppner, President



                               QUAKER CAPITAL PARTNERS I, L.P.

                               By:     Quaker Premier, L.P., its general partner

                                       By:     Quaker Capital Management
                                               Corporation, its general partner


                                       By :    /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President


                               QUAKER PREMIER, L.P.

                               By:     Quaker Capital Management
                                       Corporation, its general partner


                                        By:    /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President



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                               QUAKER CAPITAL PARTNERS II, L.P.

                               By:     Quaker Premier II, L.P., its general
                                       partner


                                       By:     Quaker Capital Management
                                               Corporation, its general partner


                                       By:     /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President


                               QUAKER PREMIER II, L.P.

                               By:     Quaker Capital Management
                                       Corporation, its general partner


                                       By:     /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President


                                       /s/ Mark G. Schoeppner
                                       -----------------------------------------
                                       Mark G. Schoeppner